UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

450 Concar Drive			94402
San Mateo,	California
(Address of Principal Executive Offices)			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2021, Snowflake Inc. (the “Company”) issued a press release announcing its financial results for the fiscal fourth quarter and full year ended January 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 3.03 Material Modification to Rights of Security Holders.

At 5:00 p.m. Eastern Time on March 1, 2021, all outstanding shares of the Company's Class B common stock, par value $0.0001 per share, automatically converted into the same number of shares of Class A common stock, par value $0.0001 per share, pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). No additional shares of Class B common stock will be issued following such conversion.

The conversion occurred pursuant to Article IV, Section D.7(a) of the Certificate of Incorporation, which provides, among other things, that each one share of Class B common stock would convert automatically, without any further action, into one share of Class A common stock at 5:00 p.m. New York City time on the date specified (the “Conversion Date”) by the holders of a majority of the outstanding shares of Class B common stock, acting as a single class (the “Class B Majority”). The Class B Majority specified the Conversion Date as March 1, 2021. The Company’s Class A common stock continued and will continue to trade on The New York Stock Exchange under the ticker symbol “SNOW” following the conversion and did and will maintain the same CUSIP number previously assigned to the Class A common stock.

In addition, in accordance with Article IV, Section D.9 of the Certificate of Incorporation, and as required by Section 243 of the Delaware General Corporation Law (the “DGCL”), on March 3, 2021 the Company filed a certificate with the Secretary of State of the State of Delaware effecting the retirement of the shares of Class B common stock that were issued but no longer outstanding following the conversion (the “Certificate of Retirement”). Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock has been reduced by the number of retired shares of Class B Common Stock.

The conversion had the following effects, among others, on the holders of shares of Class B common stock:

Voting Power. Prior to the conversion, holders of shares of Class B common stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the conversion, all former holders of shares of Class B common stock are now holders of shares of Class A common stock, which is entitled to only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate of Incorporation and Delaware law that entitled the holders of shares of Class A and Class B common stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the conversion.

Economic Interests. Because holders of shares of Class A common stock are entitled to the same economic interests to which former holders of shares of Class B common stock were entitled before the conversion, including with regard to dividends, liquidation rights, and treatment in connection with a change of control or merger transaction, the conversion had no impact on the economic interests of former holders of shares of Class B common stock.

Capitalization. The conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B common stock converted into an equivalent number of shares of Class A common stock.

Equity Incentive Plans. Upon the effectiveness of the conversion, outstanding options and restricted stock units that were previously denominated in shares of Class B common stock and issued under the Company’s 2012 Equity Incentive Plan remained unchanged, except that they now represent the right to receive shares of Class A common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on March 3, 2021, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire the shares of Class B common stock that were issued but no longer outstanding following the conversion.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of (a) the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto, and (b) the Certificate of Incorporation, a copy of which is incorporated by reference herein as Exhibit 3.2 hereto, and both of which are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit	Filing Date
3.1	Certificate of Retirement.
3.2	Amended and Restated Certificate of Incorporation of Snowflake Inc.	8-K	001-395504	3.1	9/18/2020
99.1	Press release issued by Snowflake Inc. dated March 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Dated: March 3, 2021
	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer